SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





Date of report (Date of earliest event reported) NOVEMBER 3, 1997

                     INTELECT COMMUNICATIONS SYSTEMS LIMITED
             (Exact Name of Registrant as Specified in Its Charter)

        0-11630                                              N/A
(Commission File Number)                    (I.R.S. Employer Identification No.)

1100 EXECUTIVE DRIVE, RICHARDSON, TEXAS                     75081
(Address of Principal Executive Offices)                  (Zip Code)

                                 (972) 367-2100
              (Registrant's Telephone Number, Including Area Code)


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                 (Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

      On or about November 3, 1997, Intelect Communications Systems Limited (the "Company") caused to be mailed to its shareholders Notice of a Special Meeting of shareholders to be held on December 4, 1997 (the "Meeting") and a Proxy Statement/Prospectus pertaining to the purpose of the Meeting. The Meeting is being called to consider and vote upon a proposal to reorganize the Company and its subsidiaries (the "Company Group"), such that the publicly-traded parent of the Company Group would be a U.S. domiciled corporation (the "Reorganization" or "Reorganization Proposal"). The principal effect of the Reorganization would be to redomicile the Company from Bermuda to the State of Delaware.

      The Reorganization would be effectuated pursuant to an Agreement and Plan of Merger (the "Merger Agreement" or "Merger") by and among the Company, Intelect Communications, Inc., a Delaware corporation which is currently a wholly-owned subsidiary of the Company ("Intelect (Delaware)"), and Intelect Merger Co., a newly-formed Delaware corporation which is a wholly-owned subsidiary of Intelect (Delaware), pursuant to which, among other things, (a) Intelect Merger Co. would be merged with and into the Company, (b) each outstanding common share of the Company ("Company Common Shares") would be converted into the right to receive one common share of Intelect (Delaware) ("Intelect (Delaware) Common Shares"), (c) each outstanding preferred share of the Company would be converted into the right to receive one preferred share of Intelect (Delaware), (d) the Company would become a wholly-owned subsidiary of Intelect (Delaware) and Intelect (Delaware) would become the parent of the Company Group (e) all warrants for Company Common Shares validly existing and outstanding on the effective date of the Merger Agreement would become obligations of Intelect (Delaware), and (f) each holder of options to purchase Company Common Shares issued by the Company pursuant to the Company's Stock Incentive Plan, whether vested or unvested ("Company Options"), would be granted substitute options to purchase an equal number of Intelect (Delaware) Common Shares pursuant to Intelect (Delaware)'s Stock Incentive Plan on the same terms and conditions and at the same exercise price per share as presently provided for by the Company Options. The Intelect (Delaware) Stock Incentive Plan is identical in all material respects to the Company Plan, and the Company Plan would be terminated if the Merger is consummated.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits:

               2 Agreement and Plan of Merger dated as of October 29, 1997 by and among Intelect Communications Systems Limited ("ICSL"), Intelect Communications, Inc. ("Intelect (Delaware)"), and Intelect Merger Co. (1)

               4.1 Amended and Restated Certificate of Incorporation of Intelect (Delaware) (1)

               4.2   Amended and Restated By-laws of Intelect (Delaware) (1)

               4.3 Form of Certificate of Designation of Rights and Preferences of Series A Preferred Stock, $.01 par value, of Intelect (Delaware) (1)

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(1)   Incorporated herein by reference to ICSL's Registration Statement on Form
      S-4, dated effective October 30, 1997.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTELECT COMMUNICATIONS SYSTEMS LIMITED
                                                       (Registrant)

    NOVEMBER 3, 1997                     By: /s/ HERMAN M. FRIETSCH
          Date                                   (Signature)

                                             Herman M. Frietsch
                                             Chairman of the Board